FIRST AMENDMENT
     This First Amendment (this “Amendment”) is entered into as of June 20, 2006, by and among BUILDERS FIRSTSOURCE, INC., a Delaware corporation (“Borrower”), the Guarantors listed on the signature pages hereof, the Lenders signatory hereto, and UBS AG, STAMFORD BRANCH, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
RECITALS
     WHEREAS, Borrower, BUILDING PRODUCTS, LLC (formerly known as JLL Building Products, LLC), the Lenders, the Administrative Agent, UBS SECURITIES LLC, as joint arranger and joint book runner, DEUTSCHE BANK SECURITIES INC., as joint arranger, joint book runner and syndication agent, UBS AG, STAMFORD BRANCH, as issuing bank and collateral trustee, GENERAL ELECTRIC CAPITAL CORPORATION and LASALLE BANK NATIONAL ASSOCIATION, as co-documentation agents, and UBS LOAN FINANCE LLC, as swingline lender, are parties to that certain Credit Agreement dated as of February 11, 2005 (as amended by Waiver No. 1 dated as of April 15, 2005 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement);
     WHEREAS, Borrower has requested certain changes to Sections 6.08 and 6.10(c) of the Credit Agreement;
     WHEREAS, the Administrative Agent and the Required Lenders have agreed to amend Sections 6.08 and 6.10(c) of the Credit Agreement on the terms and subject to the conditions set forth herein;
     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
          Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.
          Section 2. Amendment of Section 6.08 (Dividends). Section 6.08 is hereby amended by deleting clause (e) thereof in its entirety and replacing it with the following:
(e) (i) so long as no Default or Event of Default has occurred and is continuing at the time of declaration thereof and so long as no Event of Default under Section 8.01(a), (b), (g) or (h) has occurred and is continuing at the time of payment thereof, following an IPO, dividends on the Borrower’s common stock in an amount per fiscal year not to exceed the lesser of $10,000,000 and 6.0% of the gross proceeds received in such IPO and (ii) so long as no Default or Event of Default has occurred and is continuing at the time of making thereof, other

Dividends; provided, that the total dividends and other Dividends under clauses (i) and (ii) above shall not to exceed $75,000,000 over the term of this Agreement.
          Section 3. Amendment of Section 6.10(c) (Limitation on Capital Expenditures). Section 6.10(c) is hereby amended by deleting the table set forth therein in its entirety and replacing it with the following:

Amount (in
Period	millions)
January 1, 2005 — December 31, 2005	$36.0
January 1, 2006 — December 31, 2006	$46.0
January 1, 2007 — December 31, 2007	$48.0
January 1, 2008 and thereafter	$50.0
          Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:
               (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:
               (i) Amendment Documents. This Amendment, duly executed by the Borrower and the Guarantors (the “Amendment Documents”);
               (ii) Consent of Required Lenders. The written consent of the Required Lenders to this Amendment; and
               (iii) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.
               (b) The representations and warranties contained herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
               (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent.
               (d) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.

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          Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower’s certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.
          Section 6. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.
          Section 7. Certain Waivers. Each of the Borrower and the Guarantor hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the amendments contained in Sections 2 and 3 above and any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Administrative Agent or any Lender or any of their respective agents. This Section 7 shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.
          Section 8. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.
          Section 9. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the

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reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.
          Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          Section 11. Headings. Section Headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
          Section 12. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 13. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments under the same or similar circumstances in the future.
          Section 14. Ratification By Guarantors. Each Guarantor hereby agrees to this Amendment, and each Guarantor acknowledges that such Guarantor’s Guarantee shall remain in full force and effect without modification thereto.
[signature pages follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BUILDERS FIRSTSOURCE, INC. as Borrower
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE NORTHEAST GROUP, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – TEXAS GENPAR, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – MBS, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – TEXAS GROUP, L.P., as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO
BFS First Amendment Signature Page

BFS TEXAS, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – SOUTH TEXAS, L.P., as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – TEXAS INSTALLED SALES, L.P., as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BFS IP, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – INTELLECTUAL PROPERTY, L.P., as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO
BFS First Amendment Signature Page

BUILDERS FIRSTSOURCE HOLDINGS, INC., as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – DALLAS, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – FLORIDA, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – FLORIDA DESIGN CENTER, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – OHIO VALLEY, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO
BFS First Amendment Signature Page

BFS, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – ATLANTIC GROUP, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE OF NASHVILLE, INC., as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – SOUTHEAST GROUP, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

CCWP, INC., as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO
BFS First Amendment Signature Page

BUILDERS FIRSTSOURCE – RALEIGH, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – COLORADO GROUP, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE – COLORADO, LLC, as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO

BUILDERS FIRSTSOURCE FINANCING, INC., as Guarantor
By:	/s/ Charles L. Horn
	Name:	Charles L. Horn
	Title:	Senior Vice President & CFO
BFS First Amendment Signature Page

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

BFS First Amendment Signature Page

New Alliance Global CDO, Limited
By: AllianceBernstein L.P., as
investment advisor

By:	/s/ Teresa McCarthy
Name: Teresa McCarthy
Title: Vice President

ACM Income Fund, Inc.
By: AllianceBernstein L.P., as
investment advisor

By:	/s/ Teresa McCarthy
Name: Teresa McCarthy
Title: Vice President
BFS First Amendment Signature Page

LENDERS: OLYMPIC CLO I, LTD
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC
BFS First Amendment Signature Page

LENDERS: WHITNEY CLO I, LTD
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC
BFS First Amendment Signature Page

LENDERS: Deutsche Bank Trust Company America
By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director
BFS First Amendment Signature Page

LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ James R. Persico
	Name:	James R. Persico
	Title:	Duly Authorized Signatory
BFS First Amendment Signature Page

LENDERS: LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ Terrence Ward
	Name:	Terrance Ward
	Title:	Senior Vice President
BFS First Amendment Signature Page

LENDERS: LightPoint CLO 2004-1, Ltd. LightPoint CLO III, Ltd.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director
BFS First Amendment Signature Page

LENDERS: UBS LOAN FINANCE LLC
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

BFS First Amendment Signature Page